CARDINAL RESOURCES LLC AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011 (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Cardinal Resources, LLC

Las Vegas, Nevada

We have audited the accompanying balance sheets of Cardinal Resources, LLC (the “Company”) as of December 31, 2012 and 2011 and the related statements of operations, members’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011 and the related results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has negative working capital and suffered recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MaloneBailey, LLP

www.malone-bailey.com

Houston, Texas

December 2, 2013

F-1

CARDINAL RESOURCES LLC

Balance Sheets

As of December 31, 2012 and 2011

	December 31, 2012	December 31, 2011
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$11,133	$50
Accounts receivable, net	35,533	318,486
Prepaid expenses	-	34,618
Other receivable	3,430	3,430
TOTAL CURRENT ASSETS	50,096	356,584

PROPERTY, PLANT AND EQUIPMENT, NET	318,401	367,396

TOTAL ASSETS	$368,497	$723,980

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$763,825	$621,640
Accounts payable - related parties	60,959	46,664
Notes payable	211,049	97,656
Notes payable - related parties	107,208	75,890
Convertible notes payable	70,000	-
Accrued liabilities	281,989	196,021
TOTAL CURRENT LIABILITIES	1,495,030	1,037,871

NON-CURRENT LIABILITIES
Notes payable, net of current portion	8,897	215,820
TOTAL NON-CURRENT LIABILITIES	8,897	215,820

TOTAL LIABILITIES	1,503,927	1,253,691

MEMBERS’ (DEFICIT)
Members’ equity	160,322	156,252
Accumulated deficit	(1,295,752)	(685,963)
TOTAL MEMBERS’ (DEFICIT)	(1,135,430)	(529,711)

TOTAL LIABILITIES AND MEMBERS’ (DEFICIT)	$368,497	$723,980

The accompanying notes are an integral part of these financial statements.

F-2

CARDINAL RESOURCES LLC

Statements of Operations

For the Years Ended December 31, 2012 and 2011

	For the Years Ended
	December 31, 2012	December 31, 2011

Revenues
Sales	$1,278,024	$2,020,025

Operating expenses
Cost of sales	781,907	1,527,706
Selling, general and Administrative	1,018,346	592,550
Depreciation and amortization expenses	56,448	54,524
Total operating expenses	1,856,701	2,174,780

Loss from operations	(578,677)	(154,755)

Other expenses
Interest expense	(31,112)	(26,764)

Net loss	$(609,789)	$(181,519)

The accompanying notes are an integral part of the financial statements.

F-3

CARDINAL RESOURCES LLC

Statement of Members’ Equity (Deficit)

For the Years Ended December 31, 2012 and 2011

			Total
	Members’	Accumulated	Members’
	Equity	Deficit	(Deficit)
Balance, December 31, 2010	$126,252	$(504,444)	$(378,192)
Sale of member units	30,000	-	30,000
Net loss	-	(181,519)	(181,519)
Balance, December 31, 2011	156,252	(685,963)	(529,711)
Sale of member units	4,070		4,070
Net loss		(609,789)	(609,789)
Balance, December 31, 2012	$160,322	$(1,295,752)	$(1,135,430)

The accompanying notes are an integral part of these financial statements.

F-4

CARDINAL RESOURCES LLC

Statements of Cash Flows

For the Years Ended December 31, 2012 and 2011

	For the Years Ended
	December 31, 2012	December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(609,789)	$(181,519)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expenses	56,448	54,524
Bad debt expense	431,367	-
Changes in operating assets and liabilities:
Accounts receivable	(148,414)	(10,258)
Other receivable	-	(3,430)
Prepaid expenses	34,618	(34,618)
Accounts payable	158,322	199,431
Accounts payable - related parties	14,295	25,954
Accrued liabilities	85,968	49,334
NET CASH PROVIDED BY OPERATING ACTIVITIES	22,815	99,418

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(7,453)	(210,804)
NET CASH USED IN INVESTING ACTIVITIES	(7,453)	(210,804)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of member units	4,070	30,000
Repayments of line of credit	-	(149,625)
Proceeds from notes payable	-	290,973
Repayments of notes payable	(93,530)	(28,479)
Proceeds from notes payable - related parties	50,602	39,687
Repayments of notes payable - related parties	(35,421)	(71,170)
Proceeds from convertible notes payable	70,000	-
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(4,279)	111,386

NET INCREASE IN CASH AND CASH EQUIVALENTS	11,083	-

CASH AND CASH EQUIVALENTS:
Beginning of period	50	50
End of period	$11,133	$50

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$-	$-
Cash paid for interest	$24,985	$9,096

The accompanying notes are an integral part of these financial statements.

F-5

CARDINAL RESOURCES, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE – 1 ORGANIZATION AND BUSINESS BACKGROUND

Cardinal Resources, LLC (referred to herein as the “Company”), a Pennsylvania Limited Liability Company, was originally founded in Monroeville, Pennsylvania in 2004 by Kevin R. Jones, Barbara H. Jones and Joyce O’Connor. The business produces and distributes innovative water and wastewater treatment systems, including the patented solar powered Red Bird System, specialty patent and proprietary natural media filters. In addition, the Company provides their clients with environmental engineering, consulting, and remediation services.

NOTE – 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and fiscal year

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) under the accrual basis of accounting. The Company’s fiscal year-end is December 31.

Use of estimates

In preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the consolidated financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivables,income taxes and the estimation on useful lives of property, plant and equipment. Actual results could differ from these estimates.

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of December 31, 2012 and 2011, the Company recorded an allowance for uncollectible accounts of $424,608 and $33,861.

Property, plant and equipment, net

Property, plant and equipment is stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the expected useful lives of 3-7 years from the date on which the asset became fully operational. Additions are capitalized and expenditures for maintenance and repairs are expensed as incurred.

F-6

CARDINAL RESOURCES, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE – 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value for Financial Assets and Financial Liabilities

The carrying amounts of the Company’s financial assets and liabilities, such as cash, accounts receivable, accounts payable and short-term borrowings approximate their fair values because of the short maturity of these instruments. The long-term borrowings approximate fair value since the related rates of interest approximate current market rates.

Embedded conversion features

The Company evaluates embedded conversion features within convertible debt and convertible preferred stock under ASC 815 “Derivatives and Hedging” to determine whether the embedded conversion feature should be bifurcated from the host instrument and accounted for as a derivative at fair value with changes in fair value recorded in earnings. If the conversion feature does not require derivative treatment under ASC 815, the instrument is evaluated under ASC 470-20 “Debt with Conversion and Other Options” for consideration of any beneficial conversion feature.

Revenue recognition

In accordance with guidance by paragraph 605-10-S99-1 of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) for revenue recognition, the Company recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectability is reasonably assured.

(a) Sale of products

The Company recognizes revenue from the sale of products upon delivery to the customers and the transfer of title and risk of loss. The Company provides a warranty to the extent that the products conform to their approved usage at approved locations, are operated by trained operators, and maintained as required by the Operations and Maintenance procedures. The Company does pass through warranties on equipments that exceed the Company’s system warranty. There were no claims on the Company’s warranties during the years ended December 31, 2012 or 2011.

(b) Service revenue

Service revenue is primarily derived from engineering and technical services that are not an element of an arrangement for the sale of products. These services are generally billed on a time-cost plus basis. Revenue is recognized when service is rendered and accepted by the customers.

Cost of Goods Sold

Cost of goods sold consists primarily of costs of raw materials and direct labor, and other costs directly attributable to the production of products and the provision of services. Write-down of inventories to lower of cost or market is also recorded in cost of goods sold.

Income Taxes

The Company has elected to be a limited liability company under the applicable provisions of the Internal Revenue Code. Under those provisions, the Company does not pay federal or state income taxes on its taxable income. Instead, the members are liable for individual income taxes on their respective shares of taxable income.

F-7

CARDINAL RESOURCES, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

As of December 31, 2012 and 2011, the Company did not have any significant unrecognized uncertain tax positions. The tax years from 2010 to 2012 remain subject to examination by taxing authorities.

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence. The Company had accounts payable balances owed to related parties as of December 31, 2012 and 2011 of $60,959 and $46,664, respectively. Material related party debt transactions have been identified in Note 6 to the financial statements.

Recently issued accounting standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements up to ASU 2013-09, and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its consolidated financial condition or the consolidated results of its operations.

NOTE – 3 GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future. However, as of December 31, 2012, the Company had an accumulated deficit of $1,295,752 and a working capital deficit of $1,444,934. In addition, the Company currently has limited liquidity and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management has taken certain actions and continues to implement changes designed to improve the Company’s financial results and operating cash flows. The actions involve certain cost-saving initiatives and growing strategies, including (a) reductions in raw materials costs, as well as packaging costs; (b) expansion of the business model into new markets, (c) commercialization of patented products and; (c) significant reductions in lease costs. Management believes that these actions will enable the Company to improve future profitability and cash flow in its continuing operations through December 31, 2013. As a result, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the Company’s ability to continue as a going concern.

NOTE – 4 PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment are comprised of the following amounts at the respective dates:

	Estimated	As of December 31,
	Useful Life	2012	2011
Cost:
Machinery and equipment	7-10 years	$434,995	$427,542
Vehicles	5-7 years	82,835	82,835
Furniture and fixtures	10 years	55,005	55,005
Software	3 years	8,390	8,390
		581,225	573,772
Less: Accumulated depreciation		(262,824)	(206,376)
Net		$318,401	$367,396

F-8

CARDINAL RESOURCES, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

The Company had depreciation expenses of $56,448 and $54,524 during the years ended December 31, 2012 and 2011, respectively.

NOTE – 5 NOTES PAYABLE

As of December 31, 2012 and 2011, the Company had notes payable of $219,946 and $313,476, respectively, from various local banks. The detailed terms were set forth as follows:

	As of December 31,
	2012	2011

2008 GMC Sierra 3500, 8.99% annual interest, due on May 7, 2014	$18,497	$25,702

Dollar Bank, 10.27% annual interest, due on October 1, 2013	6,475	13,858

AFCO, 5.45% annual interest, due on September 1, 2012 and November 19, 2012	--	34,618

SBA Guaranteed Loan, 6.5% annual interest, in default as of December 31, 2012	194,974	239,298
Total notes payable	$219,946	$313,476
Less: Current portion of notes payable	(211,049)	(97,656)
Total long-term notes payable	$8,897	$215,820

Accordingly, the Company recorded interest expenses of $18,205 and $13,128 during the years ended December 31, 2012 and 2011, respectively.

Future minimum payments related to our notes payable as of December 31, 2012, for the next five years and the total amount thereafter are as follows.

Year ending December 31,
2013	$9,600
2014	8,897
2015	-
2016	-
2017	-
Thereafter	-
$18,497

NOTE – 6 NOTES PAYABLE – RELATED PARTIES

The Company had outstanding balances on its notes payable – related parties of the following amounts as of December 31, 2012 and 2011:

	As of December 31,
	2012	2011
Loan from officers, 15% annual interest, due on September 8, 2016	$16,000	$16,000
Loan from member, 9.75% annual interest, due on demand	15,435	21,790
Loan from officer, 4.09% annual interest, due on demand	3,168	8,101
Loan from officer, 4.11% annual interest, due on December 31, 2013	64,572	--
Loan from officer, 15% annual interest, due on March 1, 2013	8,033	29,999
Total notes payable – related parties	$107,208	$75,890

F-9

CARDINAL RESOURCES, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Accordingly, the Company recorded interest expenses of $8,706 and $10,746 during the years ended December 31, 2012 and 2011, respectively.

NOTE – 7 CONVERTIBLE NOTES

The Company had outstanding balances on its convertible notes in the amount of $70,000 and $--as of December 31, 2012 and 2011, respectively. The convertible note was related to a Special Private Offering of Subordinated Convertible Debt, dated October 15, 2012. Pursuant to the terms of the Private Offering, the principal amount of the notes and all accrued interest automatically convert into the securities sold in the Company’s next round of equity financing at a discount of 25%. The notes are due on October 16, 2013 with an annual interest rate of 12%.

Accordingly, the Company recorded interest expenses of $4,201 and $-- during the years ended December 31, 2012 and 2011, respectively.

The Company evaluated the embedded conversion feature under ASC 815 “Derivatives and Hedging” and determined derivative accounting does not apply to this conversion feature. The Company also evaluated the conversion feature under ASC 470-20 “Debt with Conversion and Other Options” and determined a beneficial conversion feature was not present.

NOTE – 8 MEMBERS’ EQUITY

During the years ended December 31, 2012 and 2011, member units were sold for $4,070 and $30,000, respectively, in cash.

NOTE – 9 COMMITMENTS AND CONTINGENCIES

The Company leases its office and testing space under one long-term non-cancelable operating lease agreement, which continues through April of 2014. A storage facility was under lease for one year commencing in June 2011. We were in a month to month lease arrangement for the storage space after expiration.

The lease payments set forth in the following table include the rents for both office space and storage space.

Year ended December 31	Lease payment
2013	$108,742
2014	38,199
2015	2,927
2016	--
2017	--
Thereafter	--
Total	$149,868

For the years ended December 31, 2012 and 2011, rental expenses were $120,033 and $112,533, respectively.

F-10

CARDINAL RESOURCES, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE – 10 CONCENTRATION AND RISK

During the year ended December 31, 2012, three customers composed approximately 73% of total revenue. During the year ended December 31, 2011, one customer composed approximately 76% of total revenue.

During the year ended December 31, 2012, two vendors composed approximately 71% of total purchases. During the year ended December 31, 2011, three vendors composed approximately 50% of total purchases.

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers’ financial condition, but does not require collateral to support such receivables. For international sales the Company requires financial payment guarantees such as Letters of Credit or Sovereign Guarantees. Based on a number of factors the Company may require credit insurance.

NOTE – 11 SUBSEQUENT EVENTS

During the six months ended June 30, 2013, the Company was being sued for failure to pay a note totaling $67,826. Judgment was ruled against the Company, and the Company paid the full amount on July 15, 2013. This amount was accrued at December 31, 2012.

The Company received proceeds of $40,100 from the issuance of convertible notes during the six months ended June 30, 2013. The convertible notes were related to a Special Private Offering of Subordinated Convertible Debt, dated October 15, 2012. Pursuant to the terms of the Private Offering, the principal amount of the notes and all accrued interest automatically convert into the securities sold in the Company’s next round of equity financing at a discount of 25%. The notes are due on October 16, 2013 with an annual interest rate of 12%.

The Company evaluated the embedded conversion feature under ASC 815 “Derivatives and Hedging” and determined derivative accounting does not apply to this conversion feature. The Company also evaluated the conversion feature under ASC 470-20 “Debt with Conversion and Other Options” and determined a beneficial conversion feature was not present.

In addition to the convertible notes issued during the six months ended June 30, 2013, the Company also issued a total of 3,000 member units to the note holders of $20,100 of the total $40,100 in principal value. The fair value of the member units of $3,000, which was determined using the fair value of the most recent member units for cash transaction, was recorded as a debt discount on the notes and will be amortized using the effective interest method through the maturity date of the notes of October 16, 2013.

F-11

CARDINAL RESOURCES LLC

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

(UNAUDITED)

2

CARDINAL RESOURCES LLC

 Balance Sheets

(Unaudited)

	September 30, 2013	December 31, 2012
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,273,597	$11,133
Accounts receivable, net	83,384	35,533
Other receivable	3,430	3,430
TOTAL CURRENT ASSETS	1,360,411	50,096

PROPERTY, PLANT AND EQUIPMENT, NET	272,945	318,401

TOTAL ASSETS	$1,633,356	$368,497

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$609,347	$763,825
Accounts payable - related parties	89,418	60,959
Notes payable	104,955	211,049
Notes payable - related parties	55,545	107,208
Convertible notes payable, net of discounts of $3,000 and $-	110,100	70,000
Deferred revenue	1,000,000	-
Accrued liabilities	636,794	281,989
TOTAL CURRENT LIABILITIES	2,606,159	1,495,030

NON-CURRENT LIABILITIES
Notes payable, net of current portion	-	8,897
TOTAL NON-CURRENT LIABILITIES	-	8,897

TOTAL LIABILITIES	2,606,159	1,503,927

MEMBERS’ (DEFICIT)
Members’ equity	164,022	160,322
Accumulated deficit	(1,136,825)	(1,295,752)
TOTAL MEMBERS’ (DEFICIT)	(972,803)	(1,135,430)

TOTAL LIABILITIES AND MEMBERS’ (DEFICIT)	$1,633,356	$368,497

The accompanying notes are an integral part of these unaudited financial statements

F-1

CARDINAL RESOURCES LLC

Statements of Operations

(Unaudited)

	For the Nine Months Ended
	September 30, 2013	September 30, 2012

Revenues
Sales	$815,051	$1,445,237

Operating expenses
Cost of sales	196,436	615,121
Selling, general and administrative	400,675	1,008,703
Depreciation and amortization expenses	38,182	42,341
Total operating expenses	635,292	1,666,165

Income (loss) from operations	179,759	(220,928)

Other expenses
Interest expense	(20,832)	(20,690)
Total other expenses	(20,832)	(20,690)

Net income (loss)	$158,927	$(241,618)

The accompanying notes are an integral part of these unaudited financial statements

F-2

CARDINAL RESOURCES LLC

Statements of Cash Flows

(Unaudited)

	For the Nine Months Ended
	September 30, 2013	September 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$158,927	$(241,618)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expenses	38,182	42,341
Bad debt expense	-	431,367
Gain from disposal of vehicle	(16,847)
Changes in operating assets and liabilities:
Accounts receivable	47,851	(256,344)
Prepaid expenses	-	(34,618)
Accounts payable	(154,478)	84,739
Accounts payable - related parties	28,459	16,980
Deferred revenue	1,000,000
Accrued liabilities	354,805	(49,244)
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,361,197	62,839

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(5,360)	(6,963)
Proceeds from disposal of vehicle	24,284	-
NET CASH USED IN INVESTING ACTIVITIES	18,924	(6,963)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of member units	-	4,070
Repayments of notes payable	(106,094)	(78,803)
Repayments of notes payable - related parties	(51,663)	(22,586)
Proceeds from convertible notes payable	40,100	-
NET CASH USED IN FINANCING ACTIVITIES	(117,657)	(52,147)

NET DECREASE IN CASH AND CASH EQUIVALENTS	1,262,464	3,729

CASH AND CASH EQUIVALENTS:
Beginning of period	11,133	50
End of period	$1,273,597	$3,779

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$-	$-
Cash paid for interest	$2,079	$9,088

Supplemental disclosures of non-cash investing and financing activities:
Debt discount due to member units issued with convertible notes	$3,000	$--

The accompanying notes are an integral part of these unaudited financial statements.

F-3

CARDINAL RESOURCES LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

(UNAUDITED)

NOTE – 1 BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The accompanying unaudited financial statements reflect all adjustments (consisting of normal recurring accruals) that are, in the opinion of management, considered necessary for a fair presentation of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

The unaudited financial statements and related disclosures have been prepared with the presumption that users of the interim financial information have read or have access to the Company’s annual audited consolidated financial statements for the preceding fiscal year.

NOTE  – 2 GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future. However, as of September 30, 2013, the Company had an accumulated deficit of $1,136,825 and a working capital deficit of $1,245,748. In addition, the Company currently has limited liquidity and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management has taken certain actions and continues to implement changes designed to improve the Company’s financial results and operating cash flows. The actions involve certain cost-saving initiatives and growing strategies, including (a) reductions in raw materials costs, as well as packaging costs; (b) expansion of the business model into new markets, (c) commercialization of patented products and; (c) significant reductions in lease costs. Management believes that these actions will enable the Company to improve future profitability and cash flow in its continuing operations through September 30, 2013. As a result, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the Company’s ability to continue as a going concern.

NOTE – 3 NOTES PAYABLE

The Company made principal payments of 106,094 on outstanding notes payable during the nine months ended September 30, 2013.

In addition, the Company sold the GMC Sierra in amount of $24,284 on May 2, 2013 to Day Chevrolet and paid off the lease at that time.

NOTE – 4 NOTES PAYABLE – RELATED PARTIES

The Company made principal payments of $51,663 on outstanding notes payable to related parties during the nine months ended September 30, 2013.

F-4

The Company had outstanding balances on its notes payable – related parties of the following amounts as of September 30, 2013 and December 31, 2012:

	As of
	9/30/2013	12/31/2012
Loan from officers, 15% annual interest, due on September 8, 2016	$16,000	$16,000
Loan from member, 9.75% annual interest, due on demand	6,018	15,435
Loan from officer, 4.09% annual interest, due on demand	3,168	3,168
Loan from officer, 4.11% annual interest, due on December 31, 2013	30,359	64,572
Loan from officer, 15% annual interest, due on March 1, 2013	-	8,033
Total notes payable – related parties	$55,545	$107,208

NOTE –  5 CONVERTIBLE NOTES

The Company received proceeds of $40,100 from the issuance of convertible notes during the nine months ended September 30, 2013. The convertible notes were related to a Special Private Offering of Subordinated Convertible Debt, dated October 15, 2012. Pursuant to the terms of the Private Offering, the principal amount of the notes and all accrued interest automatically convert into the securities sold in the Company’s next round of equity financing at a discount of 25%. The notes are due on October 16, 2013 with an annual interest rate of 12%.

The Company evaluated the embedded conversion feature under ASC 815 “Derivatives and Hedging” and determined derivative accounting does not apply to this conversion feature. The Company also evaluated the conversion feature under ASC 470-20 “Debt with Conversion and Other Options” and determined a beneficial conversion feature was not present.

In addition to the convertible notes issued during the nine months ended September 30, 2013, the Company also issued a total of 3,000 member units to the note holders of $20,100 of the total $40,100 in principal value. The fair value of the member units of $3,000, which was determined using the fair value of the most recent member units for cash transaction, was recorded as a debt discount on the notes and will be amortized using the effective interest method through the maturity date of the notes of October 16, 2013.

NOTE  –  6 SUBSEQUENT EVENTS

During the nine months ended September 30, 2013, the Company was being sued for failure to pay a note totaling $67,826. Judgment was ruled against the Company, and the Company paid the full amount on July 15, 2013. This amount was accrued at December 31, 2012.

On November 22, 2013, Cardinal completed a private placement pursuant to which Cardinal issued a convertible promissory note to certain accredited investors, which notes are convertible into shares of our common stock at $0.25 per share. In addition, Cardinal granted to the same investors three−year warrants to purchase an aggregate of 276,000 shares of our common stock at $0.25 per share. As a result of this private placement Cardinal raised approximately $230,000 in gross proceeds, which left $204,500 in net proceeds after the deduction of offering expenses in the amount of approximately $25,500. In connection with this private placement, Cardinal paid the placement agent, Felix Advisors, LLC a placement agency fee of approximately $23,000 and issued to the placement agent a warrant for the purchase of 27,600 shares of our common stock in the aggregate at $0.25 per share. The Company assumed these notes and warrants pursuant to an Assignment and Assumption Agreement dated November 22, 2013.

The above descriptions of the notes and the warrants do not purport to be complete and are qualified in their entirety by reference to the notes, warrants and assignment agreement, which are attached here to as Exhibit 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively.

On November 22, 2013, we also completed a private placement pursuant to which we issued an aggregate of 1.6 million shares of common stock to certain accredited investors at a per share price of $0.25. In addition, we granted to the same investors three−year warrants to purchase an aggregate of 1.6 million shares of our common stock at $0.50 per share. As a result of this private placement we raised approximately $400,000 in gross proceeds. We paid no fees or expenses in connection with this private placement.

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